Chapman Petroleum Engineering Ltd.

445, 708 - 11th Avenue S.W., Calgary, Alberta T2R 0E4 • Phone: (403) 266-4141 • Fax: (403) 266-4259 • www.chaperg.ab.ca

December 30, 2012

Multi Corp International Inc.
952 N. Western Avenue
Los Angeles, CA
USA 90029

Attention: Mr. Robert Baker

Dear Sir:

Re: Cave Pool, New Mexico
Technical Assessment

In accordance with your authorization Chapman Petroleum Engineering Ltd. has prepared a preliminary technical analysis of an oil property, the Cave Pool, in Eddy County, New Mexico, to identify and/or verify the potential of remaining recoverable oil from this property.

Our analysis has included the inspection of all available well logs and historical production data from the wells on this property.

We have identified four producing intervals from the Cave Pool wells, of which two intervals appear to have commercial potential.

Based on our well log review, corresponding to published perforated intervals in each well, we have concluded that there is one predominant producing interval from the wells on this property, plus up to three additional intervals of lesser nature.

We have concentrated our effort on the most prospective interval (Zone 1) located in the wellbore at a depth of approximately 2350 to 2400 feet. A type log is presented on Figure 1. This oil productive zone is present in all wells on the property and has produced from ten wells. The zone is a sandstone with some apparent radioactive characteristics as observed from the well logs. The gross thickness averages about 28 feet and is quite uniform across the field.

With the limited data we have established a statistical analysis of the expected recovery from a well on 40 acre spacing based on the cumulative production from the 10 wells which produced from this interval.

Cumulative production from Zone 1 ranges from 30 MSTB to 162 MSTB per well.

A log-normal distribution of the ten well's cumulative production yields a Best Estimate (P_{50}) recoverable oil value of 85,000 STB per well. The Swanson's mean (biased to the higher values) reflect recovery of 102.7 MSTB per well. The log-normal presentation is presented on Figure 2.

A typical oil in place value on 40 acres has been estimated to be about 395 MSTB. Based on this, a recovery factor has been calculated for each well and the results analyzed on a log-normal distribution resulting in a Best Estimate recovery factor (P_{50}) of 22 percent, as shown on Figure 3. The empirical recoveries correspond closely to the volumetric interpretation.

This property contains up to 21 40 acre drilling spacing units on which Zone 1 has not been exploited, providing the opportunity for up to 21 drilling locations or re-entries for production from Zone 1. From the above determinations we have estimated future oil recovery from Zone 1 on this property of about 1.8 million STB (Best Estimate).

A map showing the wells and unexploited Zone 1 spacing units is presented in Figure 4.

Of the other three zones which have produced from this property only one of them is considered to have further commercial potential at this time, with the information available to date. This zone (Zone 2) is located just below Zone 1 at a depth of about 2450 feet and has a thickness of about 8 feet. A type log showing this zone is presented on Figure 5.

A similar statistical analysis (Figure 6) on historical production has been performed yielding a Best Estimate (P_{50}) recoverable oil per well of 10,000 STB, with actual values ranging from about 1,000 STB to 77,861 STB. In this case the Swanson's Mean Value was 26,300 STB per well.

With the limited information there appears to be in the range of 20 to 25 40 acre spacing units for Zone 2 potential which would yield recoverable oil of up to 250 MSTB from the field.

A map showing the wells and unexploited Zone 2 is presented on Figure 7.

The other two intervals are less well defined and historical oil production was marginal with higher water cuts. With more investigation while drilling these zones, others may be identified as oil productive intervals.

The above information provides ample encouragement and justification to undertake a development program on this property with an expectation of recoverable oil in the 2.0 million STB (Best Estimate)

range and upside potential of an additional 1.0 million STB based on the Swanson's mean statistical value.

These conclusions have been drawn on a reasonable basis from a cursory review of the property. Chapman is in the process of preparing a reserve report on the property under COGEH and NI 51-101 criteria, which will involve a more detailed analysis and proper supporting justification for the reserve assignments, which may vary from those quoted in this letter report.

Yours very truly,

Chapman Petroleum Engineering Ltd.

C.W. Chapman, P. Eng.,
President

cwc/lmi/5687

FIGURE 1


LANE WELLS
Radioactivity Log
COMPANY: CONTINENTAL OIL COMPANY
WELL: STATE P-4 NO. 1
FIELD: CAVE
LOCATION: 1980 FNL & 660 FWL SEC. 4, T-17-S, R-29-E
COUNTY: EDDY STATE: N.M.
Well Location
GAMMA RAY
RADIATION INTENSITY INCREASES
CASING & COLLAR LOG DEPTH
NEUTRON
RADIATION INTENSITY INCREASES
ZONE 1
2400
4 1/2"
R. D. 2433
T. D. 2441'
R. D. 2440'
T. D. 2441'
CONTINENTAL OIL COMPANY

LOGNORMAL DISTRIBUTION

Cumulative Production
Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)



1000
100
10
1
MSTB
0.1
1.0
10
50
90
99
99.9

Figure 2

Chapman Petroleum Engineering Ltd.

Figure 2 (cont'd)

LOGNORMAL DISTRIBUTION

Cumulative Production

Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)

RESULTS:

Swansons Mean Value=	102.7 MSTB
Average Mean Value=	94.1 MSTB
Average Value @10%=	38.6 MSTB
Average Value @50%=	85.6 MSTB
Average Value @90%=	189.8 MSTB

STATISTICAL DATA:

30.0 MSTB	Cave Pool 01
58.0 MSTB	Levers 003Y
63.0 MSTB	Cave Pool 23
80.0 MSTB	Cave Pool 10
83.0 MSTB	Cave Pool 26
86.0 MSTB	Cave Pool 35
115.0 MSTB	Cave Pool 12
128.0 MSTB	Cave Pool 30
136.0 MSTB	Cave Pool 19
162.0 MSTB	Cave Pool 28



LOGNORMAL DISTRIBUTION
Reccvery Factor
Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)
Percent
100
10
1
0.1
1.0
10
50
90
99
99.9
Figure 3
Chapman Petroleum Engineering Ltd.

Figure 3 (cont'd)

LOGNORMAL DISTRIBUTION

Recovery Factor

Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)

RESULTS:

Swansons Mean Value=	26.3 Percent
Average Mean Value=	24.0 Percent
Average Value @10%=	10.2 Percent
Average Value @50%=	22.1 Percent
Average Value @90%=	47.9 Percent

STATISTICAL DATA:

8.0 Percent	Cave Pool 01
15.0 Percent	Levers 003Y
16.0 Percent	Cave Pool 23
20.0 Percent	Cave Pool 10
21.0 Percent	Cave Pool 26
22.0 Percent	Cave Pool 35
29.0 Percent	Cave Pool 12
33.0 Percent	Cave Pool 30
35.0 Percent	Cave Pool 19
41.0 Percent	Cave Pool 28


R 29 E
T16S
T17S
30
29
28
27
31
32
33
34
6
5
4
3
7
8
9
10
18
17
16
15
RTL-12
LF-7
RTL-8Q
CP-1
RTP-2
CS-1
HF-2
CS-3
CS-4
RS-2
RTS-2
CP-10
CP-12
CP-23
RTS-3
CP-19
RTS-4
CP-59
CP-27
CP-28
RTS-1
CP-30
CP-42
CP-26
DS-2
DS-1
CP-36
CP-35

GAS

INJECTION

OIL

SALT WATER DISP

COMPANY OWNERSHIP

WELL OF INTEREST

ZONE 1 PRODUCING WELL

ZONE 1 POTENTIAL

COMPANY LAND

MULTI - CORP INTERNATIONAL INC.

CAVE POOL AREA ZONE 1

EDDY COUNTY, NEW MEXICO, U.S.A.

LAND AND WELL MAP

DEC. 2012 JOB No. 5687 FIGURE No. 4

Chapman Petroleum Engineering Ltd.

FIGURE 5


RADIOACTIVITY LOG
Gamma Ray
Neutron
ZONE 1
ZONE 2
2400
2500


LOGNORMAL DISTRIBUTION
Cumulative Production
Eddy County, New Mexico, USA
Cave Pool Unit (Zone 2)
MSTB
100
10
1
0.1
1.0
10
50
90
95
99.9
Chapman Petroleum Engineering Ltd.

Figure 6

Figure 6 (cont'd)

LOGNORMAL DISTRIBUTION

Cumulative Production

Eddy County, New Mexico, USA
Cave Pool Unit (Zone 2)

RESULTS:

Swansons Mean Value=	26.3 MSTB
Average Mean Value=	17.5 MSTB
Average Value @10%=	1.1 MSTB
Average Value @50%=	9.3 MSTB
Average Value @90%=	74.1 MSTB

STATISTICAL DATA:

1.0 MSTB	Diamond State 001
5.0 MSTB	Cave State 002
6.0 MSTB	Diamond State 002
8.0 MSTB	Cave State 004
9.0 MSTB	Cave State 003
13.0 MSTB	Hodges Federal 007
20.0 MSTD	Cave State 001
78.0 MSTB	State 002



R 29 E
T16S
T17S
30
29
28
27
31
32
33
34
6
5
4
3
7
8
9
10
18
17
16
15
RTL-12
LF-7
RTL-6Q
L-5
L-3Y
CP-1
RTF-2
CS-1
CS-5
RS-1
HF-2
S-1
S-2
RS-2
CP-18
CS-3
CS-4
RTS-2
CS-7
CP-12
CP-23
RTS-3
CP-19
RTS-1
RTS-4
CP-59
CP-27
CP-62
CP-28
CP-30
CP-26
DS-2
DS-1
CP-36
CP-35

GAS

INJECTION

OIL

SALT WATER DISP

COMPANY OWNERSHIP

WELL OF INTEREST

ZONE 2 PRODUCING WELL

ZONE 2 POTENTIAL

COMPANY LAND

MULTI - CORP INTERNATIONAL INC.

CAVE POOL AREA ZONE 2

EDDY COUNTY, NEW MEXICO, U.S.A.

LAND AND WELL MAP

DEC. 2012 JOB No. 5687 FIGURE No. 7

Chapman Petroleum Engineering Ltd.